IFRS 7 Disclosure	9 Months Ended
Jul. 31, 2020
Text Block [Abstract]
IFRS 7 Disclosure

MARKET RISK

Market risk capital is calculated using internal models and comprises three components: (1) Value-at-Risk (VaR); (2) Stressed VaR; and (3) Incremental Risk Charge (IRC). In addition, the Bank calculates market risk capital using the Standardized approach for a limited number of portfolios.

Calculating VaR

TD computes total VaR on a daily basis by combining the General Market Risk (GMR) and Idiosyncratic Debt Specific Risk (IDSR) associated with the Bank’s trading positions.

GMR is determined by creating a distribution of potential changes in the market value of the current portfolio using historical simulation. The Bank values the current portfolio using the market price and rate changes of the most recent 259 trading days for equity, interest rate, foreign exchange, credit, and commodity products. GMR is computed as the threshold level that portfolio losses are not expected to exceed more than one out of every 100 trading days. A one-day holding period is used for GMR calculation, which is scaled up to ten days for regulatory capital calculation purposes.

IDSR measures idiosyncratic (single-name) credit spread risk for credit exposures in the trading portfolio using Monte Carlo simulation. The IDSR model is based on the historical behaviour of five-year idiosyncratic credit spreads. Similar to GMR, IDSR is computed as the threshold level that portfolio losses are not expected to exceed more than one out of every 100 trading days. IDSR is measured for a ten-day holding period.

The following graph discloses daily one-day VaR usage and trading net revenue, reported on a taxable equivalent basis, within Wholesale Banking. Trading net revenue includes trading income and net interest income related to positions within the Bank’s market risk capital trading books. For quarter to date ending July 31, 2020, there were 10 days of trading losses and trading net revenue was positive for 85% of the trading days, reflecting normal trading activity. Losses in the quarter did not exceed VaR on any trading day.

VaR is a valuable risk measure but it should be used in the context of its limitations, for example:

•	VaR uses historical data to estimate future events, which limits its forecasting abilities;
•	it does not provide information on losses beyond the selected confidence level; and
•	it assumes that all positions can be liquidated during the holding period used for VaR calculation.

The Bank continuously improves its VaR methodologies and incorporates new risk measures in line with market conventions, industry best practices, and regulatory requirements.

To mitigate some of the shortcomings of VaR, the Bank uses additional metrics designed for risk management and capital purposes. These include Stressed VaR, IRC, Stress Testing Framework, as well as limits based on the sensitivity to various market risk factors.

Calculating Stressed VaR

In addition to VaR, the Bank also calculates Stressed VaR, which includes Stressed GMR and Stressed IDSR. Stressed VaR is designed to measure the adverse impact that potential changes in market rates and prices could have on the value of a portfolio over a specified period of stressed market conditions. Stressed VaR is determined using similar techniques and assumptions in GMR and IDSR VaR. However, instead of using the most recent 259 trading days (one year), the Bank uses a selected year of stressed market conditions. In the third quarter of 2020, Stressed VaR was calculated using the one-year period that includes the COVID-19 Stress period. The appropriate historical one-year period to use for Stressed VaR is determined on a biweekly basis. Stressed VaR is a part of regulatory capital requirements.

Calculating the Incremental Risk Charge

The IRC is applied to all instruments in the trading book subject to migration and default risk. Migration risk represents the risk of changes in the credit ratings of the Bank’s exposures. TD applies a Monte Carlo simulation with a one-year horizon and a 99.9% confidence level to determine IRC, which is consistent with regulatory requirements. IRC is based on a “constant level of risk” assumption, which requires banks to assign a liquidity horizon to positions that are subject to IRC. IRC is a part of regulatory capital requirements.

The following table presents the end of quarter, average, high, and low usage of TD’s portfolio metrics.

TABLE 29:  PORTFOLIO MARKET RISK MEASURES

(millions of Canadian dollars)	For the three months ended							For the nine months ended
					July 31 2020	April 30 2020	July 31 2019	July 31 2020	July 31 2019
	As at	Average	High		Low	Average	Average	Average	Average
Interest rate risk	$24.9	$24.2	$36.8		$16.4	$19.7	$8.3	$19.3	$9.9
Credit spread risk	39.4	47.9	69.8		32.1	47.9	9.9	35.2	13.9
Equity risk	9.8	23.9	42.8		8.2	10.5	6.1	13.9	6.6
Foreign exchange risk	3.2	4.0	6.2		1.9	4.8	4.4	4.4	5.4
Commodity risk	4.8	5.0	6.7		3.8	2.9	1.7	3.3	2.2
Idiosyncratic debt specific risk	45.7	53.4	69.5		44.6	34.2	14.2	34.2	16.5
Diversification effect[1]	(75.6)	(91.2)	n/m	[2]	n/m	(68.6)	(25.7)	(64.0)	(32.0)
Total Value-at-Risk (one-day)	52.2	67.2	99.7		49.0	51.4	18.9	46.3	22.5
Stressed Value-at-Risk (one-day)	46.4	65.5	95.3		44.7	76.6	43.0	62.3	49.4
Incremental Risk Capital Charge (one-year)	$482.9	$397.0	$482.9		$318.9	$338.0	$236.7	$314.9	$225.2

[1]	The aggregate VaR is less than the sum of the VaR of the different risk types due to risk offsets resulting from portfolio diversification.
[2]	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.

Average VaR increased quarter over quarter and year over year mainly driven by the VaR scenarios that now include wider credit spread shocks and severe equity market volatility observed during COVID-19, due to positions in corporate and government bonds and equity positions in Canadian banks and indices.

Average Stressed VaR decreased quarter over quarter due to the stabilization of credit spreads and equity markets, relative to elevated levels observed in the second quarter. Average Stressed VaR increased year over year due to a higher level of average credit spreads during the quarter as compared to the same quarter last year. In addition, the Bank updated its historical stress period in line with the Bank’s Stressed VaR methodology.

Average IRC increased compared to the prior quarter and the same quarter last year due to widening credit spreads and positions in government and corporate bonds

Validation of VaR Model

The Bank uses a back-testing process to compare the actual and theoretical profit and losses to VaR to ensure that they are consistent with the statistical results of the VaR model. The theoretical profit or loss is generated using the daily price movements on the assumption that there is no change in the composition of the portfolio. Validation of the IRC model must follow a different approach since the one-year horizon and 99.9% confidence level preclude standard back-testing techniques. Instead, key parameters of the IRC model such as transition and correlation matrices are subject to independent validation by benchmarking against external study results or through analysis using internal or external data.

Structural (Non-Trading) Interest Rate Risk

The Bank’s structural interest rate risk arises from traditional personal and commercial banking activity and is generally the result of mismatches between the maturities and repricing dates of the Bank’s assets and liabilities. The measurement of interest rate risk in the banking book (IRRBB) does not include exposures from TD’s Wholesale Banking or Insurance businesses.

As of January 31, 2020, the Bank’s structural interest rate risk measures changed in connection with the updated OSFI Guideline B-12 for IRRBB. The primary measures for this risk are Economic Value of Shareholders’ Equity Sensitivity (EVE) and Net Interest Income Sensitivity (NIIS).

The EVE measures the impact of a specified interest rate shock to the change in the net present value of the Bank’s banking book assets, liabilities, and certain off-balance sheet items. The measure excludes product margins and shareholders’ equity. The updated EVE reflects a measurement of the potential present value impact on shareholders’ equity without an assumed term profile for the management of the Bank’s own equity. A target term profile for equity was included in the Bank’s previous Economic Value at Risk measure.

The NIIS measures the NII change over a twelve-month horizon for a specified change in interest rates for banking book assets, liabilities, and certain off-balance sheet items assuming a constant balance sheet over the period. The Bank’s previous NIIS primarily focused on the risk arising from “mismatched positions”. Mismatched positions arise when asset and liability principal and interest cash flows (determined based on contractual cash flows, product optionality and target-modeled maturity profiles for non-maturity products) have different interest payment, repricing or maturity dates.

The Bank policy as approved by the Risk Committee sets overall limits on the structural interest rate risk measures. These limits are periodically reviewed and approved by the Risk Committee. In addition to Board policy limits, book-level risk limits consistent with the overall Board Market Risk Policy are set for the Bank’s management of non-trading interest rate risk by Risk Management. Exposures against these limits are routinely monitored and reported, and breaches of the Board limits, if any, are escalated to both the Asset/Liability and Capital Committee (ALCO) and the Risk Committee of the Board.

The following table shows the potential before-tax impact of an immediate and sustained 100 bps increase or decrease in interest rates on the EVE and NIIS measures. Interest rate floors are applied by currency to the decrease in rates such that they do not exceed expected lower bounds, with the most material currencies set to a floor of -25 bps.

TABLE 30:  STRUCTURAL INTEREST RATE SENSITIVITY MEASURES

(millions of Canadian dollars)									As at
	July 31, 2020						April 30, 2020		October 31, 2019
	EVE Sensitivity			NII[1] Sensitivity			EVE Sensitivity	NII Sensitivity	EVE Sensitivity	NII Sensitivity
	Canada	U.S.	Total	Canada	U.S.	Total	Total	Total	Total	Total
Before-tax impact of
100 bps increase in rates	$(22)	$(1,983)	$(2,005)	$972	$1,064	$2,036	$(2,119)	$1,602	$(1,832)	$890

100 bps decrease in rates	(237)	472	235	(551)	(418)	(969)	322	(1,140)	618	(1,231)
[1]	Represents the twelve-month NII exposure to an immediate and sustained shock in rates.

As at July 31, 2020, an immediate and sustained 100 bps increase in interest rates would have had a negative impact to the Bank’s EVE of $2,005 million, a decrease of $114 million from last quarter, and a positive impact to the Bank’s NII of $2,036 million, an increase of $434 million from last quarter. An immediate and sustained 100 bps decrease in interest rates would have had a positive impact to the Bank’s EVE of $235 million, a decrease of $87 million from last quarter, and a negative impact to the Bank’s NII of $969 million, a decrease of $171 million from last quarter. The quarter-over-quarter decrease in up shock EVE is primarily driven by a decrease in the Canadian to U.S. dollar FX rate. The quarter-over-quarter decrease in down shock NIIS is primarily due to the -25bps floor on shocked rates for material currencies, partially offset by changes in deposit balances. Note that the October 31, 2019 EVE and revised NIIS were not previously reported but are included for comparative purposes. EVE and revised NIIS results for July 31, 2019 are not included in the table as the new EVE and revised NIIS measures are not available prior to October 31, 2019.

Liquidity Risk

Liquidity risk is the risk of having insufficient cash or collateral to meet financial obligations and an inability to, in a timely manner, raise funding or monetize assets at a non-distressed price. Financial obligations can arise from deposit withdrawals, debt maturities, commitments to provide credit or liquidity support, or the need to pledge additional collateral.

TD’S LIQUIDITY RISK APPETITE

The Bank maintains a prudent and disciplined approach to managing its potential exposure to liquidity risk. The Bank targets a 90-day survival horizon under a combined bank-specific and market-wide stress scenario (Severe Combined Stress Scenario or “SCSS”), and a minimum buffer over regulatory requirements prescribed by the OSFI LAR guideline. Under the LAR guideline, Canadian banks are required to maintain a Liquidity Coverage Ratio (LCR) at the minimum of 100% other than during periods of financial stress and, beginning January 2020, a Net Stable Funding Ratio (NSFR) at the minimum of 100%. The Bank’s funding program emphasizes maximizing deposits as a core source of funding, and having ready access to wholesale funding markets across diversified terms, funding types, and currencies that is designed to ensure low exposure to a sudden contraction of wholesale funding capacity and to minimize structural liquidity gaps. The Bank also maintains a comprehensive contingency funding plan to enhance preparedness for recovery from potential liquidity stress events. The Bank’s strategies and actions comprise an integrated liquidity risk management program that is designed to ensure low exposure to liquidity risk and compliance with regulatory requirements.

LIQUIDITY RISK MANAGEMENT RESPONSIBILITY

The Bank’s ALCO oversees the Bank’s liquidity risk management program. It ensures there are effective management structures and practices in place to properly measure and manage liquidity risk. The GLF, a subcommittee of the ALCO comprised of senior management from Treasury and Balance Sheet Management (TBSM), Risk Management and Wholesale Banking, identifies and monitors the Bank’s liquidity risks. The management of liquidity risk is the responsibility of the Head of TBSM, while oversight and challenge is provided by the ALCO and independently by Risk Management. The Risk Committee of the Board regularly reviews the Bank’s liquidity position and approves the Bank’s Liquidity Risk Management Framework bi-annually and the related policies annually.

The Bank has established TDGUS as TD’s U.S. Intermediate Holding Company (IHC), as well as a Combined U.S. Operations (CUSO) reporting unit that consists of the IHC and TD’s U.S. branch and agency network. Both TDGUS and CUSO are managed to the U.S. Enhanced Prudential Standards liquidity requirements in addition to the Bank’s liquidity management framework.

The Bank’s liquidity risk appetite and liquidity risk management approach have not substantially changed from that described in the Bank’s 2019 Annual Report. For a complete discussion of liquidity risk, refer to the “Liquidity Risk” section in the Bank’s 2019 Annual Report.

Liquid assets

The unencumbered liquid assets the Bank holds to meet its liquidity requirements must be high-quality securities that the Bank believes can be monetized quickly in stress conditions with minimum loss in market value. The liquidity value of unencumbered liquid assets considers estimated market or trading depths, settlement timing, and/or other identified impediments to potential sale or pledging. Overall, the Bank expects any reduction in market value of its liquid asset portfolio to be modest given the underlying high credit quality and demonstrated liquidity.

Assets held by the Bank to meet liquidity requirements are summarized in the following tables. The tables do not include assets held within the Bank’s insurance businesses due to investment restrictions.

TABLE 31:  SUMMARY OF LIQUID ASSETS BY TYPE AND CURRENCY[1,2]

(millions of Canadian dollars, except as noted)						As at
	Bank-owned liquid assets	Securities received as collateral from securities financing and derivative transactions	Total liquid assets	% of total	Encumbered liquid assets	Unencumbered liquid assets
						July 31, 2020
Cash and due from banks	$78,187	$–	$78,187	9%	$1,972	$76,215
Canadian government obligations	42,095	80,732	122,827	14	72,906	49,921
National Housing Act Mortgage-Backed Securities (NHA MBS)	35,939	11	35,950	5	768	35,182
Provincial government obligations	20,055	23,490	43,545	5	34,641	8,904
Corporate issuer obligations	11,037	2,855	13,892	2	2,149	11,743
Equities	11,637	4,177	15,814	2	9,503	6,311

Other marketable securities and/or loans	3,855	264	4,119	–	2,122	1,997
Total Canadian dollar-denominated	202,805	111,529	314,334	37	124,061	190,273
Cash and due from banks	79,204	–	79,204	9	34	79,170
U.S. government obligations	73,260	46,085	119,345	14	48,234	71,111
U.S. federal agency obligations, including U.S. federal agency mortgage-backed obligations	70,207	8,335	78,542	9	17,840	60,702
Other sovereign obligations	56,437	48,952	105,389	13	44,013	61,376
Corporate issuer obligations	79,420	1,877	81,297	10	7,240	74,057
Equities	27,882	33,911	61,793	7	32,998	28,795

Other marketable securities and/or loans	6,257	1,418	7,675	1	1,429	6,246
Total non-Canadian dollar-denominated	392,667	140,578	533,245	63	151,788	381,457
Total	$595,472	$252,107	$847,579	100%	$275,849	$571,730

						October 31, 2019
Cash and due from banks	$5,140	$–	$5,140	1%	$566	$4,574
Canadian government obligations	13,872	77,275	91,147	14	56,337	34,810
NHA MBS	38,138	15	38,153	6	3,816	34,337
Provincial government obligations	15,679	25,151	40,830	6	31,287	9,543
Corporate issuer obligations	11,149	3,623	14,772	2	3,882	10,890
Equities	13,636	2,770	16,406	3	11,225	5,181

Other marketable securities and/or loans	2,512	311	2,823	–	1,078	1,745
Total Canadian dollar-denominated	100,126	109,145	209,271	32	108,191	101,080
Cash and due from banks	19,225	–	19,225	3	33	19,192
U.S. government obligations	34,103	47,803	81,906	13	37,367	44,539
U.S. federal agency obligations, including U.S. federal agency mortgage-backed obligations	58,222	11,873	70,095	11	20,939	49,156
Other sovereign obligations	47,854	49,304	97,158	15	39,500	57,658
Corporate issuer obligations	84,835	1,856	86,691	13	7,070	79,621
Equities	40,550	34,607	75,157	12	39,403	35,754

Other marketable securities and/or loans	4,658	667	5,325	1	712	4,613
Total non-Canadian dollar-denominated	289,447	146,110	435,557	68	145,024	290,533
Total	$389,573	$255,255	$644,828	100%	$253,215	$391,613

[1]	Positions stated include gross asset values pertaining to securities financing transactions.
[2]	Liquid assets include collateral received that can be re-hypothecated or otherwise redeployed.

Liquid assets are held in The Toronto-Dominion Bank and multiple domestic and foreign subsidiaries and branches and are summarized in the following table.

TABLE 32:  SUMMARY OF UNENCUMBERED LIQUID ASSETS BY BANK, SUBSIDIARIES, AND BRANCHES

(millions of Canadian dollars)		As at
	July 31 2020	October 31 2019
The Toronto-Dominion Bank (Parent)	$225,255	$139,550
Bank subsidiaries	322,878	228,978

Foreign branches	23,597	23,085
Total	$571,730	$391,613

FUNDING

The Bank has access to a variety of unsecured and secured funding sources. The Bank’s funding activities are conducted in accordance with the liquidity management policy that requires assets be funded to the appropriate term and to a prudent diversification profile.

The Bank’s primary approach to managing funding activities is to maximize the use of deposits raised through personal and commercial banking channels. The following table illustrates the Bank’s large base of personal and commercial, wealth, and TD Ameritrade sweep deposits (collectively, “P&C deposits”) that make up over 70% of total funding.

As a result of the economic impact of COVID-19, the Bank of Canada has taken a number of actions to help Canadians bridge this difficult period by making credit affordable and available. The Bank of Canada has set up or expanded numerous programs which involve acquiring financial assets and lending to financial institutions to support the proper functioning of the financial system and the ability of financial institutions to continue lending. The Bank has used certain of these programs including the Term Repo operations, the Standing Term Liquidity Facility, the Bankers’ Acceptance Purchase Facility, and the Commercial Paper Purchase Facility.

CMHC has launched a revised Insured Mortgage Purchase Program (IMPP) as part of Canada’s COVID-19 Economic Response Plan. Under the IMPP, CMHC purchases insured mortgage pools to provide stable funding to banks and mortgage lenders to ensure continued lending to Canadians. The Bank has used the IMPP.

Globally, central banks and governments have made available similar asset purchase and lending programs to support market liquidity. Where appropriate, the Bank has accessed certain of these programs.

TABLE 39:  SUMMARY OF DEPOSIT FUNDING

(millions of Canadian dollars)		As at
	July 31 2020	October 31 2019
P&C deposits – Canadian Retail	$450,455	$382,252
P&C deposits – U.S. Retail	463,577	360,761
Other deposits	22	23
Total	$914,054	$743,036

WHOLESALE FUNDING

The Bank actively maintains various registered external wholesale term (greater than 1 year) funding programs to provide access to diversified funding sources, including asset securitization, covered bonds, and unsecured wholesale debt. The Bank also raises term funding through Senior Notes, NHA MBS, Canada Mortgage Bonds, and notes backed by credit card receivables (Evergreen Credit Card Trust). The Bank’s wholesale funding is diversified by geography, by currency, and by funding types. The Bank raises short-term (1 year and less) funding using certificates of deposit and commercial paper.

The Bank maintains depositor concentration limits against short-term wholesale deposits so that it does not depend on small groups of depositors for funding. The Bank further limits short-term wholesale funding maturity concentration in an effort to mitigate exposures to refinancing risk during a stress event.

MATURITY ANALYSIS OF ASSETS, LIABILITIES, AND OFF-BALANCE SHEET COMMITMENTS

The following table summarizes on-balance sheet and off-balance sheet categories by remaining contractual maturity. Off-balance sheet commitments include contractual obligations to make future payments on operating capital lease commitments, certain purchase obligations, and other liabilities. The values of credit instruments reported in the following table represent the maximum amount of additional credit that the Bank could be obligated to extend should such instruments be fully drawn or utilized. Since a significant portion of guarantees and commitments are expected to expire without being drawn upon, the total of the contractual amounts is not representative of expected future liquidity requirements. These contractual obligations have an impact on the Bank’s short-term and long-term liquidity and capital resource needs.

The maturity analysis presented does not depict the degree of the Bank’s maturity transformation or the Bank’s exposure to interest rate and liquidity risk. The Bank ensures that assets are appropriately funded to protect against borrowing cost volatility and potential reductions to funding market availability. The Bank utilizes stable non-maturity deposits (chequing and savings accounts) and term deposits as the primary source of long-term funding for the Bank’s non-trading assets including personal and business term loans and the stable balance of revolving lines of credit. The Bank issues long-term funding based primarily on the projected net growth of non-trading assets and raises short term funding primarily to finance trading assets. The liquidity of trading assets under stressed market conditions is considered when determining the appropriate term of the funding.

TABLE 42:  REMAINING CONTRACTUAL MATURITY

(millions of Canadian dollars)	As at

	July 31, 2020
	Less than 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 months to 1 year	Over 1 to 2 years	Over 2 to 5 years	Over 5 years	No specific maturity	Total

Assets
Cash and due from banks	$5,402	$8	$–	$–	$–	$–	$–	$–	$–	$5,410
Interest-bearing deposits with banks	158,380	634	93	–	–	–	–	–	2,412	161,519
Trading loans, securities, and other[1]	1,377	8,107	5,912	9,378	7,889	12,063	22,509	21,807	55,729	144,771
Non-trading financial assets at fair value through profit or loss	1,165	650	635	2,898	152	1,374	1,808	1,207	786	10,675
Derivatives	12,475	9,520	6,457	4,236	2,962	8,348	13,328	19,994	–	77,320
Financial assets designated at fair value through profit or loss	261	1,953	788	285	243	489	1,771	595	–	6,385
Financial assets at fair value through other comprehensive income	6,013	7,272	5,142	7,612	6,271	28,188	24,893	29,451	2,615	117,457
Debt securities at amortized cost, net of allowance for credit losses	8,326	9,403	11,378	2,505	5,761	10,990	62,275	89,475	(2)	200,111
Securities purchased under reverse repurchase agreements[2]	93,757	33,297	10,924	12,309	9,030	23	306	26	–	159,672
Loans
Residential mortgages	1,281	5,477	8,473	7,820	10,408	36,736	132,275	43,667	–	246,137
Consumer instalment and other personal	819	1,576	3,164	4,286	4,723	16,528	58,822	28,369	64,107	182,394
Credit card	–	–	–	–	–	–	–	–	32,640	32,640

Business and government	33,254	6,779	9,210	9,760	11,730	33,367	78,384	65,767	20,158	268,409

Total loans	35,354	13,832	20,847	21,866	26,861	86,631	269,481	137,803	116,905	729,580

Allowance for loan losses	–	–	–	–	–	–	–	–	(8,133)	(8,133)

Loans, net of allowance for loan losses	35,354	13,832	20,847	21,866	26,861	86,631	269,481	137,803	108,772	721,447
Customers’ liability under acceptances	8,241	4,993	130	28	2	–	–	–	–	13,394
Investment in TD Ameritrade	–	–	–	–	–	–	–	–	10,014	10,014
Goodwill[3]	–	–	–	–	–	–	–	–	17,229	17,229
Other intangibles[3]	–	–	–	–	–	–	–	–	2,232	2,232
Land, buildings, equipment, and other depreciable assets[3,4]	3	6	9	9	7	97	506	3,703	5,285	9,625
Deferred tax assets	–	–	–	–	–	–	–	–	1,956	1,956
Amounts receivable from brokers, dealers, and clients	20,225	–	–	–	–	–	–	–	–	20,225

Other assets	3,030	672	388	2,635	175	204	207	266	10,286	17,863
Total assets	$354,009	$90,347	$62,703	$63,761	$59,353	$148,407	$397,084	$304,327	$217,314	$1,697,305

Liabilities
Trading deposits	$2,292	$3,561	$3,505	$1,046	$2,873	$3,780	$3,702	$1,359	$–	$22,118
Derivatives	15,193	9,931	6,613	3,775	2,083	7,460	16,365	19,265	–	80,685
Securitization liabilities at fair value	–	386	559	135	658	2,554	6,970	2,140	–	13,402
Financial liabilities designated at fair value through profit or loss	27,935	27,333	14,147	12,636	14,736	3,531	2	19	–	100,339
Deposits[5,6]
Personal	5,907	9,064	8,945	8,142	9,858	10,068	8,448	35	549,331	609,798
Banks	7,918	2,187	959	69	1	1	3	7	9,026	20,171

Business and government	24,181	21,535	13,826	16,296	12,195	19,889	49,483	3,678	300,226	461,309

Total deposits	38,006	32,786	23,730	24,507	22,054	29,958	57,934	3,720	858,583	1,091,278
Acceptances	8,241	4,993	130	28	2	–	–	–	–	13,394
Obligations related to securities sold short[1]	1,824	1,047	1,399	886	736	2,520	11,439	12,586	1,346	33,783
Obligations related to securities sold under repurchase agreements[2]	106,738	24,762	3,579	25,683	1,748	9,371	–	–	–	171,881
Securitization liabilities at amortized cost	–	346	1,053	225	418	1,642	7,592	3,817	–	15,093
Amounts payable to brokers, dealers, and clients	17,672	–	–	–	–	–	–	–	–	17,672
Insurance-related liabilities	219	348	413	343	327	1,035	1,758	1,040	2,118	7,601
Other liabilities[4]	2,602	999	3,159	1,515	364	1,537	2,141	4,754	8,045	25,116

Subordinated notes and debentures	–	–	–	–	–	–	–	12,477	–	12,477

Equity	–	–	–	–	–	–	–	–	92,466	92,466
Total liabilities and equity	$220,722	$106,492	$58,287	$70,779	$45,999	$63,388	$107,903	$61,177	$962,558	$1,697,305
Off-balance sheet commitments
Credit and liquidity commitments[7,8]	$20,038	$23,984	$19,299	$24,798	$18,322	$40,749	$104,026	$4,403	$1,316	$256,935
Other commitments[9]	74	106	210	167	175	662	850	1,244	–	3,488

Unconsolidated structured entity commitments	–	2,157	240	274	415	–	–	–	–	3,086
Total off-balance sheet commitments	$20,112	$26,247	$19,749	$25,239	$18,912	$41,411	$104,876	$5,647	$1,316	$263,509

[1]	Amount has been recorded according to the remaining contractual maturity of the underlying security.
[2]	Certain contracts considered short-term are presented in ‘less than 1 month’ category.
[3]	Certain non-financial assets have been recorded as having ‘no specific maturity’.
[4]	Upon adoption of IFRS 16, ROU assets recognized are included in ‘Land, buildings, equipment, and other depreciable assets’ and lease liabilities recognized are included in ‘Other liabilities’.
[5]	As the timing of demand deposits and notice deposits is non-specific and callable by the depositor, obligations have been included as having ‘no specific maturity’.
[6]

Includes $41 billion of covered bonds with remaining contractual maturities of $2 billion in ‘over 3 months to 6 months’, $3 billion in ‘over 6 months to 9 months’, $5 billion in ‘over 9 months to 1 year’, $13 billion in ‘over 1 to 2 years’, $16 billion in ‘over 2 to 5 years’, and $2 billion in ‘over 5 years’.

[7]	Includes $315 million in commitments to extend credit to private equity investments.
[8]	Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.
[9]	Includes various purchase commitments as well as commitments for leases not yet commenced.

TABLE 42: REMAINING CONTRACTUAL MATURITY (continued)[1]

(millions of Canadian dollars)	As at

	October 31, 2019
	Less than 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 months to 1 year	Over 1 to 2 years	Over 2 to 5 years	Over 5 years	No specific maturity	Total

Assets
Cash and due from banks	$4,857	$6	$–	$–	$–	$–	$–	$–	$–	$4,863
Interest-bearing deposits with banks	23,412	1,137	77	–	–	–	–	–	957	25,583
Trading loans, securities, and other[2]	1,197	3,990	3,916	3,171	2,873	15,672	25,939	19,014	70,228	146,000
Non-trading financial assets at fair value through profit or loss	147	2	37	668	314	1,301	1,803	1,488	743	6,503
Derivatives	5,786	8,472	3,255	2,109	2,222	5,610	8,652	12,788	–	48,894
Financial assets designated at fair value through profit or loss	195	696	156	82	83	404	1,725	699	–	4,040
Financial assets at fair value through other comprehensive income	1,431	3,818	4,161	6,339	6,426	18,205	40,289	28,594	1,841	111,104
Debt securities at amortized cost, net of allowance for credit losses	1,878	5,233	2,254	1,050	764	8,791	45,127	65,401	(1)	130,497
Securities purchased under reverse repurchase agreements[3]	98,904	34,839	24,000	6,331	1,765	44	52	–	–	165,935
Loans
Residential mortgages	2,006	5,595	8,013	9,832	11,719	34,029	101,591	62,855	–	235,640
Consumer instalment and other personal	850	1,819	3,170	3,620	3,544	17,256	61,736	28,236	60,103	180,334
Credit card	–	–	–	–	–	–	–	–	36,564	36,564

Business and government	29,460	5,573	7,970	9,496	8,830	21,078	71,071	61,266	21,773	236,517

Total loans	32,316	12,987	19,153	22,948	24,093	72,363	234,398	152,357	118,440	689,055

Allowance for loan losses	–	–	–	–	–	–	–	–	(4,447)	(4,447)

Loans, net of allowance for loan losses	32,316	12,987	19,153	22,948	24,093	72,363	234,398	152,357	113,993	684,608
Customers’ liability under acceptances	11,127	2,211	152	4	–	–	–	–	–	13,494
Investment in TD Ameritrade	–	–	–	–	–	–	–	–	9,316	9,316
Goodwill[4]	–	–	–	–	–	–	–	–	16,976	16,976
Other intangibles[4]	–	–	–	–	–	–	–	–	2,503	2,503
Land, buildings, equipment, and other depreciable assets[4]	–	–	–	–	–	–	–	–	5,513	5,513
Deferred tax assets	–	–	–	–	–	–	–	–	1,799	1,799
Amounts receivable from brokers, dealers, and clients	20,575	–	–	–	–	–	–	–	–	20,575

Other assets	2,548	1,391	2,830	168	103	169	157	97	9,624	17,087
Total assets	$204,373	$74,782	$59,991	$42,870	$38,643	$122,559	$358,142	$280,438	$233,492	$1,415,290

Liabilities
Trading deposits	$5,837	$3,025	$4,166	$2,606	$3,185	$2,430	$4,014	$1,622	$–	$26,885
Derivatives	7,180	7,968	3,603	2,062	1,763	5,546	8,148	13,781	–	50,051
Securitization liabilities at fair value	–	668	412	494	387	1,656	7,499	1,942	–	13,058
Financial liabilities designated at fair value through profit or loss	22,193	25,370	15,799	20,496	20,907	356	1	9	–	105,131
Deposits[5,6]
Personal	5,218	8,990	9,459	7,691	7,583	9,374	9,670	21	445,424	503,430
Banks	6,771	1,459	150	1	6	–	3	7	8,354	16,751

Business and government[7]	18,576	10,049	7,569	10,482	10,670	34,130	46,188	7,594	221,538	366,796

Total deposits	30,565	20,498	17,178	18,174	18,259	43,504	55,861	7,622	675,316	886,977
Acceptances	11,127	2,211	152	4	–	–	–	–	–	13,494
Obligations related to securities sold short[2]	384	654	398	819	1,171	3,351	9,882	12,115	882	29,656
Obligations related to securities sold under repurchase agreements[3]	101,856	20,224	2,993	694	30	47	12	–	–	125,856
Securitization liabilities at amortized cost	–	513	1,274	355	342	2,098	6,586	2,918	–	14,086
Amounts payable to brokers, dealers, and clients	23,746	–	–	–	–	–	–	–	–	23,746
Insurance-related liabilities	190	315	388	330	318	940	1,612	874	1,953	6,920
Other liabilities[8]	2,845	3,142	1,334	1,293	641	3,339	1,663	138	6,609	21,004

Subordinated notes and debentures	–	–	–	–	–	–	–	10,725	–	10,725

Equity	–	–	–	–	–	–	–	–	87,701	87,701
Total liabilities and equity	$205,923	$84,588	$47,697	$47,327	$47,003	$63,267	$95,278	$51,746	$772,461	$1,415,290
Off-balance sheet commitments
Credit and liquidity commitments[9,10]	$19,388	$21,652	$18,391	$13,537	$12,034	$27,207	$111,281	$5,856	$1,294	$230,640
Operating lease commitments[11]	82	165	250	247	244	936	2,332	3,365	–	7,621
Other purchase obligations	82	182	185	206	177	753	1,031	556	–	3,172

Unconsolidated structured entity commitments	408	793	1,360	461	97	81	–	–	–	3,200
Total off-balance sheet commitments	$19,960	$22,792	$20,186	$14,451	$12,552	$28,977	$114,644	$9,777	$1,294	$244,633

[1]	Certain comparative amounts have been reclassified to conform with the presentation adopted in the current period.
[2]	Amount has been recorded according to the remaining contractual maturity of the underlying security.
[3]	Certain contracts considered short-term are presented in ‘less than 1 month’ category.
[4]	Certain non-financial assets have been recorded as having ‘no specific maturity’.
[5]	As the timing of demand deposits and notice deposits is non-specific and callable by the depositor, obligations have been included as having ‘no specific maturity’.
[6]

Includes $40 billion of covered bonds with remaining contractual maturities of $1 billion in less than 1 month, $2 billion in over 3 months to 6 months, $2 billion in over 6 months to 9 months, $14 billion in ‘over 1 to 2 years’, $18 billion in ‘over 2 to 5 years’, and $3 billion in ‘over 5 years’.

[7]

On June 30, 2019, TD Capital Trust IV redeemed all of the outstanding $550 million TD Capital Trust IV Notes – Series 1 at a redemption price of 100% of the principal amount plus any accrued and unpaid interest payable on the date of redemption.

[8]

Includes $83 million of capital lease commitments with remaining contractual maturities of $2 million in ‘less than 1 month’, $4 million in ‘1 month to 3 months’, $5 million in ‘3 months to 6 months’, $5 million in ‘6 months to 9 months’, $5 million in ‘9 months to 1 year’, $22 million in ‘over 1 to 2 years’, $39 million in ‘over 2 to 5 years’, and $1 million in ‘over 5 years’.

[9]	Includes $374 million in commitments to extend credit to private equity investments.
[10]	Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.
[11]	Includes rental payments, related taxes, and estimated operating expenses.